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                                                                    EXHIBIT 23.2

                   [Letterhead of PricewaterhouseCoopers LLP]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 1, 1999 relating to the financial statements of College Television Network, Inc., which appears in College Television Network, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1998.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Atlanta, Georgia
June 3, 1999